                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                           SECURITIES 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant:
Filed by a Party other than the Registrant:

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                Atec Group, Inc.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

   ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                ATEC GROUP, INC.
                                  69 Mall Drive
                                Commack, NY 11725

                               -------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 19, 2000

To the Stockholders of ATEC Group, Inc.:

     You are cordially invited to attend the annual meeting of stockholders of ATEC Group, Inc. ("Atec, our, we or us"), a Delaware corporation, to be held at the Huntington Hilton, Melville, New York on Tuesday, December 19, 2000, at 10:00 a.m. local time, for the following purposes:

         1. To elect six members to the board of directors of Atec to serve until their respective successors are elected and qualified;

         2. To ratify and approve Weinick Sanders Leventhal & Co., LLP, as our independent public accountants, to audit our financial statements for the year ending June 30, 2001;

         3. To ratify and approve our 2000 Flexible Stock Plan;

         4. To ratify and approve an amendment to our certificate of incorporation to increase the number of authorized shares of common stock $.01 par value per share, from 70 million to 100 million shares;

         5. To ratify and approve a proposal concerning compensation to members of our board of directors; and

         6. To transact such other matters as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on November 10, 2000 (the "Record Date") are entitled to notice of and to vote at the meeting.

     A proxy statement and proxy are enclosed with this notice. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the envelope provided, which requires no postage if mailed within the United States. If you attend the meeting in person, you may withdraw your proxy and vote your shares. We have also enclosed a copy of: (a) our 2000 annual report for the fiscal year ended June 30, 2000; (b) our 2000 flexible stock plan (the "2000 Plan"); (c) our proposed amendment to our certificate of incorporation; and (d) a form of our audit committee charter.

                                 By Order of the Board of Directors

                                 Ashok Rametra, Secretary

Hauppauge, New York
December 4, 2000

                                ATEC GROUP, INC.
                                  69 Mall Drive
                                Commack, NY 11725

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 19, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the board of directors of Atec Group, Inc., a Delaware corporation, for the 2000 annual meeting of stockholders to be held at 10:00 a.m. local time at the Huntington Hilton, Melville, New York on Tuesday, December 19, 2000, or any continuation or adjournment thereof. At the meeting, the stockholders will be asked to vote on proposals, which are listed in the Atec notice of annual meeting of stockholders and described in more detail below.

     This proxy statement and the enclosed proxy card are being mailed on or about December 4, 2000, to all stockholders' entitled to vote at the meeting. Atec's annual report for the fiscal year ended June 30, 2000, including financial statements, is being mailed to all stockholders' entitled to vote at the annual meeting. The annual report does not constitute a part of the proxy soliciting materials.

RECORD DATE; OUTSTANDING SHARES

     Only stockholders of record at the close of business on November 10, 2000 are entitled to receive notice of, and vote at our annual meeting. As of November 10, 2000, the number and class of stock outstanding and entitled to vote at the meeting consisted of 7,326,693 shares of common stock, par value $.01 per share, 8,451 shares of series A preferred stock, par value $.01 per share, 1,458 shares of series B preferred stock, par value $.01 per share and 320,100 shares of series C preferred stock, par value $.01 per share. Each share of our common and preferred stock is entitled to one vote on all matters. As of the record date, we had 7,656,702 shares of our common and preferred stock entitled to one vote per share outstanding. Atec has no other voting securities.

     Nominees receiving the highest number of votes cast by the holders of our shares of common and preferred stock shall be elected as our directors and constitute our entire board of directors. The affirmative vote of at least a majority of our shares of common and preferred stock represented and voting at our annual meeting at which a quorum is present is necessary for approval of Proposal No. 1, 2, 3, 4 and 5. A quorum is representation in person or by proxy at the annual meeting of a majority of our outstanding shares of common and preferred stock.

REVOCABILITY OF PROXIES

     If you attend the meeting, you may vote in person, regardless of whether you have submitted a proxy. Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. It may be revoked by filing, with the corporate secretary of Atec at its principal offices, 69 Mall Drive, Commack, NY 11725, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Every stockholder of record is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. There are no cumulative voting rights. By submitting your proxy, you authorize Ashok Rametra to represent you and vote your shares at the meeting in accordance with your instructions. Mr. Rametra may also vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournment or postponement of the meeting.

ADJOURNED MEETING

     If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjournment meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

TABULATION OF VOTES

     The votes will be tabulated and certified by Atec's transfer agent, North American Transfer.

VOTING BY STREET NAME HOLDERS

     If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as "broker non-votes").

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the annual meeting is a majority of the shares of common and preferred stock entitled to vote at the annual meeting, in person or by proxy. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares represented and voting the votes cast at the annual meeting with respect to such matter.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, Atec believes that abstentions should be counted for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business; and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, Atec intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     Under current Delaware case law, while broker non-votes (i.e. the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions) should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Atec intends to treat broker non-votes in this manner. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of Atec that are intended to be presented by such stockholders at the 2001 annual meeting of stockholders must be received by Atec no later than August 1, 2001 in order that they may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

                            PROPOSALS TO SHAREHOLDERS

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     A board of directors consisting of six directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Atec's nominees named below. In the event that any nominee of Atec is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the current board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity.

     Unless otherwise specified, the enclosed proxy will be voted in favor of the election of Ashok Rametra, James J. Charles, Richard J. Sullivan, David Loppert, Scott Silverman and Kristen M. Sickorez to our board of directors. It is the intention of the persons named in the enclosed proxy to vote the proxies for the election of the nominees named below, unless otherwise specified.

The following table sets forth the names and ages of all current directors of Atec and all persons nominated or chosen to become directors along with their position, offices and term:

Name of Nominee               Age    Position with Atec          Director Since
----------------              ---    -------------------         --------------
Ashok Rametra(2)              48     President, Treasurer        June 1994
                                     and Director

James J. Charles              58     Chief Financial Officer     September 2000

Richard J. Sullivan(1)(2)     61     Chairman of the Board and   October 2000
                                     Director

David A. Loppert(1)           47     Director                    November 2000

Scott Silverman(1)            36     Director                    November 2000

Kristen A. Sickorez(2)        32     Director                    October 2000

(1)Member of the audit committee
(2)Member of the compensation committee

Set forth below is certain information with respect to each of the nominees for director of Atec:

Ashok Rametra.

Mr. Rametra was appointed President in January of 1999. Prior to January 1999, and since June 1994, Mr. Rametra was the Treasurer, Chief Financial Officer and a Director of Atec. From June 1994 to March 1995, Mr. Rametra also served as Atec's president. Prior to 1994, Mr. Rametra was the president of a subsidiary of Atec. Mr. Rametra received a Bachelor of Science Degree from St. Johns University in Accounting in 1980.

James J. Charles.

Mr. Charles was appointed Chief Financial Officer in January 1999. Prior to his appointment, Mr. Charles was a financial consultant to several public companies for the period of 1994-1998. Mr. Charles was also the Chief Financial Officer of a printing company from 1991-1994 and a partner at Ernst & Young from 1966-1991.

Richard J. Sullivan.

Mr. Sullivan was appointed to the board of directors in October 2000. Mr. Sullivan is currently Chairman of the Board of directors of Applied Digital Solutions, Inc. (NASDAQ:ADSX) Mr. Sullivan is also currently the Chairman of Great Bay Technology, Inc. From August 1989 to December 1992, Mr. Sullivan was Chairman of the board of directors of Consolidated Convenience Systems, Inc., in Springfield, Missouri. He has been the Managing General Partner of the Bay Group, a merger and acquisition firm in New Hampshire since February 1985. Mr. Sullivan was formerly Chairman and Chief Executive Officer of Manufacturing Resources, Inc., an MRP II software company in Boston, Massachusetts and was Chairman and CEO of Encode Technology, a "Computer-Aided Manufacturing" company, in Nashua, New Hampshire from February 1984 to August 1986.

David A. Loppert.

Mr. Loppert was appointed to our board in November 2000. He has served Applied Digital Solutions as Vice President, Treasurer and Chief Financial Officer since February 1997. From 1996 to 1997, Mr. Loppert was Chief Financial Officer of Bingo Brain, Inc. From 1994 to 1996, Mr. Loppert was Chief Financial Officer of both C.T.A. America, Inc., and Ricochet International, L.L.C. Prior to that he was Senior Vice President, Acquisitions and Due Diligence, of Associated Financial Corporation. Mr. Loppert started his financial career with Price Waterhouse in 1978, in Johannesburg, South Africa, before moving to their Los Angeles Office in 1980, where he rose to the position of Senior Manager. He holds Bachelor degrees in both Accounting and Commerce, as well as a Higher Diploma in Accounting, all from the University of the Witwatersrand, Johannesburg. Mr. Loppert was designated a Chartered Accountant (South Africa) in 1980. Mr. Loppert has recently been named Chief Executive Officer of SysComm International Corporation (NASDAQ: SYCM) of Shirley, New York.

Scott Silverman.

Mr. Silverman was appointed to our board of directors in November 2000. Since October 1999, Mr. Silverman has been President of Millennium Capital Consultants, Inc. From July 1995 to October 1999, Mr. Silverman was Senior Vice President of Applied Digital Solutions, Inc.

Kristen A. Sickorez.

Ms. Sickorez was appointed as a director in October 2000. Since February 2000, Ms. Sickorez has been a sales associate with Robert Stephens, a broker dealer. From August 1999 to February 2000 she was a sales associate with Banc of America Securities and from June 1994 to August 1999 with Donaldson, Lufkin & Jenrette Securities Corporation.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF ATEC AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" ALL SIX OF THE ABOVE-NAMED NOMINEE DIRECTORS TO THE ATEC BOARD.

                                   MANAGEMENT

     The following table sets forth the names and ages of all current directors and officers of Atec and all persons nominated or chosen to become directors along with their current positions in Atec.

     Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified. Officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been duly elected and qualified.

Name                       Age          Position
----                       ---          --------

Ashok Rametra              48           President, Treasurer and
                                        Director

James J. Charles           58           Chief Financial Officer and Director

Richard J. Sullivan        61           Chairman of the Board and Director

Scott Silverman            36           Director

David Loppert              47           Director

Kristen M. Sickovez        32           Director

                BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The board of directors of Atec held a total of six meetings during the fiscal year ended June 30, 2000. In addition, the board of directors acted six times by unanimous consent during the fiscal year ended June 30, 2000. During the fiscal year ended June 30, 2000, each of our directors attended 75% of the aggregate number of all meetings of the board of directors and of the committees, if any, on which such director served.

     The board of directors created the audit committee in 1994. The audit committee is responsible for reviewing reports of financial results, audits, internal controls, and adherence to its Business Conduct Guidelines in compliance with federal procurement laws and regulations. The committee recommends to the board of directors the selection of Atec's outside auditors and reviews their procedures for ensuring their independence with respect to the services performed for Atec.

The audit committee is composed of directors: Richard Sullivan, David Loppert and Scott Silverman. In the opinion of the board of directors, Messrs. Sullivan, Loppert and Silverman are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee. The board of directors has adopted a written charter for the audit committee, a copy of which is attached as Appendix D.

     The audit committee has reviewed and discussed the audited financials with management and the matters required to be discussed by SAS 61. The committee has also received the written disclosures and the letter from its independent accountants required by Independence Standards Board of directors Standard No. 1, and has discussed with its independent accountant the independent accountant's independence. Based on a review of the foregoing, the audit committee recommended to the board of directors that the audited financial statements be included in Atec 2000 annual report on Form 10-K. The audit committee met in September, 2000 to review results of the 2000 audit.

     The board of directors created the stock option committee in July 1994. The stock option committee currently consists of directors' Ashok Rametra, Richard Sullivan and Kristen Sickorez. The former directors of our compensation committee, David C Reback and George Egan, met four times during the last fiscal year. The stock option committee is responsible for setting forth, and approving any and all stock options under Atec's stock option plans as the stock option committee deems is desirable and necessary, while mindful of and guided by industry standards. In the opinion of the board of directors, Ms. Sickorez and Mr. Sullivan are independent of management and free of any relationship which would interfere with their exercise of independent judgment as a member of the stock option committee. Mr. Ashok Rametra is not independent as determined by the board of directors based on his status as an employee and executive officer of Atec.

     In August 1994, the board of directors established a compensation committee, which is responsible for decisions regarding salaries, stock option grants and other matters regarding executive officers and key employees of Atec. During fiscal 2000, David C. Reback and George Egan, our former directors, were both former members of the compensation committee. Directors' Richard Sullivan, Ashok Rametra and Kristen Sickorez currently serve on the committee.

                         BOARD OF DIRECTORS COMPENSATION

Compensation of directors.

     All directors are entitled to reimbursement of reasonable travel and lodging expenses related to attending meetings of the board of directors and any committee on which they serve. On November 14, 2000, we adopted resolutions at a special meeting of our board of directors, subject to our shareholder approval, providing for among other things, that our non-employee directors receive $5,000 for attendance at each quarterly meeting of the board of directors plus $1,000 for attendance at each committee meeting. Non-employee directors are also eligible to participate in and receive stock options under the 2000 Plan. Directors who are employees receive no fees for attending meetings of the board of directors or any committee on which they serve.

     During the fiscal year ended June 30, 2000, George Egan, our former director, received 7,500 common stock purchase options at an exercise price of
1.875 per share, and David Reback, our former director, received 7,500 common stock purchase options at an exercise price of 1.875 per share. Messrs. Egan and Reback were non-employee directors of Atec.

     On November 14, 2000, the resolutions adopted at a special meeting of our board of directors, also provided for the grant of stock options to our directors and executive officers under our 2000 Plan. The grant of the stock options are subject to shareholder approval of the 2000 Plan. Pursuant to the resolutions, the following stock options were approved: (a) 1,000,000 stock options to Ashok Rametra; (b) 300,000 stock options to James Charles; (c) 500,000 stock options to Richard Sullivan; (d) 100,000 stock options to Kristen Sickorez; (e) 100,000 stock options to David Loppert; and (f) 100,000 stock options to Scott Silverman. The stock options shall vest annually over a three year period in three equal installments commencing on November 14, 2000 and ending on November 14, 2003; subject to the terms of the 2000 Plan.

                      REPORT OF THE COMPENSATION COMMITTEE

       This report outlines the framework used for making compensation decisions. Management's compensation philosophy and the criteria used for making compensation decisions in fiscal 2000 regarding the Chief Executive Officer and the other named executive officers is set below.

Framework for Compensation Decisions.

   The board of directors has overall responsibility for compensation and benefit programs. The board of directors created the compensation committee in August 1994 to facilitate its fulfillment of this responsibility. The committee administers Atec's salary program and recommends to the board of directors grants of stock options under our stock option plans. The committee specifically reviews and recommends for board approval all decisions relating to the compensation of the Chief Executive Officer and other named executive officers.

Philosophy of Management Compensation.

   Atec has an aggressive goal to significantly improve shareholder value by being an industry growth leader. The committee recognizes that the compensation program must enable Atec to attract, retain, and motivate key employees who are committed to creating shareholder value.

Criteria Used for Making Compensation Decisions in Fiscal 2000.

       This section describes the criteria used by the board of directors and the compensation committee regarding compensation decisions in fiscal 2000 affecting the Chief Executive Officer and other executive officers named in the summary compensation table below. Before the establishment of the compensation committee, salaries were based on individual employment agreements and any bonuses were reflective of an individual's performance during the year and that individual's current compensation compared to competitive market practices.

Base Salary.

     In fiscal 2000, the committee reviewed and compared various executive compensation programs established by competitors in Atec's industry to determine whether compensation levels for Atec's executive officers were consistent with competitive practice for companies in the same line of business. The committee reviewed base salaries, bonuses and whether executive officers were granted stock options at these comparable companies. The committee believed that these levels should serve as a barometer of the compensation levels to which executive compensation should be compared. Based on these comparisons, the committee recommended and the board of directors approved base salary increases for each of the executive officers named in the summary compensation table effective January 1, 2000.

Bonuses.

     In fiscal 2000, bonuses were awarded to each of the executive officers named in the summary compensation table below based on the successful achievement of specific quantitative and qualitative measures including: growth in revenue run rates and customer accounts, and managing major change initiatives.

Stock Options.

     In fiscal 2000, the committee recommended, and the board of directors approved, grants of incentive stock options to each of the executive officers named in the summary compensation table below.

Chief Executive Officer.

     In evaluating the performance of the Chief Executive Officer, the committee noted that in fiscal 2000, all quantifiable objectives were met or exceeded in the critical areas of growth in revenue run rates and customer accounts.

     Upon committee recommendation and board of directors approval, an incentive stock option to purchase 150,000 shares was granted to the Chief Executive Officer, as part of his total compensation package. Due to the fact that the Chief Executive Officer owned more than ten percent of the total combined voting power of Atec's common stock, pursuant to terms of the stock option plan, the exercise price of such option was 110 % of the fair market value of the common stock on the date of grant and the term of the option or exercise period is ten years from the date of grant. Subsequently, both of the above performance measures in regards to vendor and equity financing have recently been accomplished and, accordingly, the above stock options are now fully vested and may be exercised upon the one year anniversary of the date of grant.

     The committee believes that our compensation practices and plans bring Atec's executives into line with current market conditions for pay and benefits in its industry and supports Atec's mission and strategies going forward.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In August 1994, the board of directors established a compensation committee, which is responsible for decisions regarding salaries, stock option grants and other matters regarding executive officers and key employees of Atec. During fiscal 2000, David C. Reback and George Egan, our former directors, were both former members of the compensation committee. Directors' Ashok Rametra, Richard Sullivan and Kristen Sickorez currently serve on the committee. In the opinion of the board of directors, Mr. Sullivan and Ms. Sickorez are independent of management and free of any relationship which would interfere with their exercise of independent judgment as a member of our compensation committee. Mr. Rametra is not independent based on his status as both an employee and executive officer of Atec.

                             EXECUTIVE COMPENSATION

     The summary compensation table for the years ended June 30, 2000, 1999 and 1998 is provided below. This table provides compensation information on behalf of the existing officers and directors who earned in excess of $100,000. There are no Option/SAR Grants, Aggregated Option/SAR Exercises or Fiscal Year-End Option/SAR Value Table for the years ended June 30, 2000, 1999 and/or 1998. There are no long-term incentive plan ("LTIP") awards, or stock option or stock appreciation rights except as discussed below.

                           SUMMARY COMPENSATION TABLE

                For the Years Ended June 30, 2000, 1999 and 1998
                       Annual Compensation Awards Payouts

                                     Year                              Compen-
Name                  Position       Ended      Salary($)   Bonus($)   sation($)
----                  --------       -----      ---------   --------   ---------
Surinder Rametra      CEO            6/30/00    $200,000               12,731(3)
                                     6/30/99    $202,733               15,262(5)
                                     6/30/98    $170,020               14,430(1)

Ashok Rametra         President      6/30/00    $200,000    $25,000    12,779(4)
                                     6/30/99    $174,980               11,652(6)
                                     6/30/98    $170,000               14,077(2)

(1) Major Medical $6,372, Leased Auto $8,058
(2) Major Medical $4,380, Leased Auto $9,697
(3) Major Medical $3,941, Leased Auto $8,790
(4) Major Medical $5,611, Leased Auto $7,168
(5) Major Medical $6,472, Leased auto $8,790
(6) Major Medical $4,484, Leased auto $7,168

                              YEAR END OPTION TABLE

     The following table sets forth certain information regarding the stock options held as of June 30, 2000, by the individuals named in the above summary compensation table.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUE


                                                            Securities Underlying              Value of Unexercised
                                                            Unexercised Options a              In-the-Money-Options
                                                            Fiscal Year End (#)                at Fiscal Year End (3)
                                                            ---------------------              ----------------------
                       Shares Acquire      Value
Name                   on exercise(#)      Realized($)      Exercisable      Unexercisable      Exercisable      Unexercisable
----                   --------------      -----------      -----------      -------------      -----------      -------------
Surinder Rametra(1)          0                  0            1,047,000             0              $19,800             0
Ashok Rametra(2)             0                  0              345,000             0              $26,400             0

(1) Represents options to acquire: (i) 7,000 shares at $3.44 per share exercisable through August 8, 2007; (ii) 500,000 shares at $5.50 per share exercisable through March 28, 2008; (iii) 250,000 shares at $4.67 per share exercisable through September 27, 2008; (iv) 140,000 shares at $4.26 per share exercisable through June 29, 2009; and (v) 150,000 shares at $1.993 per share exercisable through November 7, 2009.

(2) Represents options to acquire: (i) 10,000 shares at $3.44 per share exercisable through August 8, 2007; (ii) 35,000 shares at 3.7125 per share exercisable through October 8, 2008; (iii) 100,000 shares at $6.80 per share exercisable through December 14, 2008; and (iv) 200,000 shares at $1.993 per share exercisable through November 7, 2009.

(3) Computation based on $2.125, which was the June 30, 2000, closing price for our common stock.

                               OPTION GRANT TABLE

     The following table sets forth certain information regarding the stock options granted during the fiscal year ended June 30, 2000, by us to the individuals named in the above summary compensation table.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                       % of Total Options
                                       granted to employees in      Exercise Price      Expiration
Name                   Granted(#)      Fiscal Year                  $/share             Date
----                   ----------      -----------------------      --------------      ----------

Surinder Rametra       150,000                2%                      $1.993              2009
Ashok Rametra          200,000                3%                      $1.993              2009

401(K) Plan.

     ATEC has a 401(k) deferred compensation plan to which Atec may make discretionary contributions. Atec made no contribution to its plan for the year ended June 30, 2000.

                              PERFORMANCE GRAPH(1)

                Total Shareholder Returns - Dividends Reinvested

                                                    Annual Return Percentages

                                                           Years Ending



Atec/Index Name            June 96    June 97    June 98     June 99    June 00
================================================================================
ATEC GROUP INC.             -8.72     -46.63     142.20      -47.46     -45.16
S&P SMALLCAP 600 INDEX      26.01      21.69      19.46       -2.31      14.39
PEER GROUP                  48.27     -18.16      47.45       -2.54      72.94


                                                                 Indexed Returns

                                                                   Years Ending

                                         Base
                                         Period
Atec/Index Name                          June 95     June 96     June 97     June 98     June 99     June 00
============================================================================================================

ATEC GROUP INC.                            100        91.28       48.72      118.00       62.00       34.00
S&P SMALLCAP 600 INDEX                     100       126.01      153.34      183.18      178.95      204.69
COMPUTER (SOFTWARE & SVCE) - SMALL         100       148.27      121.34      178.92      174.38      301.57

====================================================================================================================

(1) Source: Standard & Poor's November 21, 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of November 21, 2000, the number and percentage of outstanding shares of common stock beneficially owned by each person who beneficially owns:

o  more than 5% of the outstanding voting shares of our common stock;
o each of our directors and the executive officers named in the summary compensation table below ; and
o  all of our officers and directors as a group.

     Except as otherwise noted, the persons named in this table, based upon information provided by these persons, have sole voting and investment power with respect to all shares of common and preferred stock owned by them. Unless otherwise indicated, the address of each beneficial owner is c/o Atec Group, Inc., 69 Mall Drive, Commack, NY 11725.

Name and Address          Amount and Nature
of Beneficial             of Beneficial              Percentage of
Owner                     Ownership of               Voting Stock
Outstanding               Common Stock               Outstanding (1)
-----------               ------------               ---------------

Ashok Rametra (2)              961,242                   10.4
1762 Central Avenue
Albany, NY  12205

Surinder Rametra (3)(4)      1,640,140                   18.0
69 Mall Drive
Commack, NY  11725

Applied Digital
Solutions Inc. (4)           1,298,640                   14.13

James Charles (5)              105,000                    1.0
69 Mall Drive
Commack, NY  11725

All directors and            1,066,242                   11.60
executive/officers as a
group (2 persons)
----------------


(1) Computed based upon a total of 7,326,693 shares of common stock, 8,451 shares of Series A preferred stock, 1,458 shares of Series B preferred stock, 320,100 shares of Series C preferred stock and options to acquire 1,533,000 shares of common stock. Each share of common stock and preferred stock possesses one vote per share. Accordingly, the foregoing represents an aggregate of 9,189,702 votes.

(2) The foregoing figure reflects the ownership of 229,146 shares of common stock by Mr. Rametra and 387,096 common shares owned by Mr. Rametra's spouse and children. The foregoing amount also assumes the exercise by Mr. Rametra of options to acquire 345,000 shares of the common stock. Mr. Rametra disclaims beneficial ownership of shares of Atec securities owned by other members of the Rametra family.

(3) The foregoing figure reflects the ownership of 382,640 shares of common stock by Mr. Rametra and 200,000 shares by Mr. Rametra's spouse, Nirmala Rametra and 11,000 shares held jointly in the name of Surinder and Nirmala Rametra. In addition, the foregoing assumes the exercise by Mr. Rametra of options to acquire 1,047,000 shares of Atec common stock. Mr. Rametra disclaims beneficial ownership of the shares of Atec securities owned by Nirmala Rametra and other members of the Rametra family, including independent children.

(4) Pursuant to a stock purchase agreement by and among Applied Digital Solutions, Inc. ("Applied"), Surinder Rametra and Nirmala Rametra, Surinder Rametra and Nirmala Rametra (the "Rametras") have agreed to sell to Applied 593,640 shares of their common stock in Atec and an additional 705,000 shares of Atec common stock, which Surinder Rametra will acquire on or prior to November 30, 2000 on exercise of 705,000 options currently held in the name of Surinder Rametra. Applied also has the option to acquire any or all of the remaining shares of Surinder Rametra, which are currently held as of the date of this proxy information statement by Surinder Rametra, no later than January 31, 2001. The Rametras have also granted to Applied an irrevocable proxy to exercise all of the voting rights which the Rametras have in the common stock of Atec.

(5) The foregoing figure reflects ownership of 10,000 shares of common stock by Mr. Charles. The foregoing amount also assumes the exercise by Mr. Charles of options to acquire 95,000 shares of common stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Our Albany facility is leased from a company controlled by Surinder and Ashok Rametra. Ashok Rametra is a current officer and director of Atec. Surinder Rametra is our former Chief Executive Officer and Chairman of our board of directors. Our lease with this company requires annual rental payments of approximately $108,000 per year plus all expenses and taxes attributable to the operation of the premises. Atec has not been a party to any significant transactions in the last fiscal year.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5 furnished during the most recent fiscal year, it is believed, except as discussed below, that there were no Section 16(a) reports filed untimely during the years ended June 30, 2000 and 1999.

     Surinder Rametra, a former executive officer of Atec, failed to report on his Form 4 in March of 1999, the sale of 62,761 shares by his spouse, which shares Mr. Rametra disclaims beneficial ownership. Additionally, Mr. Rametra failed to report on his Form 4 for the month of April 1999, the sale of 2,900 shares by his spouse, which shares Mr. Rametra disclaims beneficial ownership, and his purchase of 7,500 shares for the month of September, 1999. Ashok Rametra, an executive officer of Atec, failed to report on his Form 4 in April of 1999, the sale of 2,700 shares, the purchase of 5,000 shares in May of 1999, and 15,000 shares in September of 1999. The failure of the reporting persons to report was inadvertent and has been corrected on a subsequent Form 4.

                                 PROPOSAL NO. 2

                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of directors has appointed the firm of Weinick Sanders Leventhal & Co., LLP ("WSL") as independent auditors of Atec for fiscal year 2001 subject to ratification by the stockholders. WSL has served as Atec's independent auditors since April 18, 1996.

     Audit services expected to be performed by WSL during fiscal year 2001 will consist of the audit of financial statements of Atec and its wholly owned subsidiaries. It is anticipated that a representative of WSL will be present at the Annual Meeting and will be given an opportunity to make a statement if he or she so desires and to respond to appropriate questions.

     The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 2. Under Delaware law, there are no rights of appraisal or dissenter's rights that arise as a result of a vote to ratify the selection of auditor's.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF ATEC AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO.2.

                                 PROPOSAL NO. 3

                             RATIFICATION OF ATEC'S
                            2000 FLEXIBLE STOCK PLAN

                                     General

Introduction.

On November 14, 2000, resolutions were adopted at a special meeting of our board of directors acting pursuant to the General Corporation Law of the State of Delaware, subject to shareholder approval. Pursuant to the resolutions, we agreed to, among other things, adopt our 2000 Plan providing for the issuance of stock options for the purchase of 10,000,000 shares of our common stock plus an annual increase of our stock options, effective on the first day of each calendar year, equal to 10% of the number of outstanding shares of common stock as of the first day of such calendar year, but in no event more than 20,000,000 shares in the aggregate.

The 2000 Plan is intended to attract, retain, motivate and reward employees and other individuals and to encourage ownership by employees and other individuals of Atec's common stock. An employee is an individual employed by Atec or a subsidiary. The 2000 Plan provides for benefits (collectively "Benefits") to be awarded in the form of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights (as described below and referred to hereafter as "SARs"), Restricted Stock, Performance Shares, Cash Awards, and Other Stock Based Awards, each of which is defined below.

     Set forth below is a description of the essential features of the 2000 Plan. This description is subject to and qualified in its entirety by the full text of the 2000 Plan, which is attached to this proxy statement as Appendix B.

                             Description of the Plan

Number of Shares.

     The number of shares of common stock which may be issued in connection with Benefits shall be 10,000,000 shares plus an annual increase, effective on the first day of each calendar year, equal to 10% of the number of outstanding shares of common stock as of the first day of such calendar year, but in no event more than 20,000,000 shares in the aggregate. Such shares may be authorized but unissued shares, shares held in Atec's treasury, or both. If an option or SAR expires or is terminated, surrendered or canceled, without having been fully exercised, if Restricted Stock or Performance Shares are forfeited, or if any other grant results in shares of common stock not being issued, the shares covered by such option or SAR, grant of shares of Restricted Stock, Performance Shares or other grant, as the case may be, shall again be available for use under the 2000 Plan.

Change in our common stock.

     If there is any change in our common stock by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the number of SARs and number and class of shares available for options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of shares subject to any outstanding options, SARs, grants of Restricted Stock Performance Shares which are not yet vested, and Other Stock Based Awards, and the price thereof, as applicable, will be appropriately adjusted.

Administration.

     The 2000 Plan is administered by a committee ("Committee"). The Committee shall consist of Ashok Rametra, our President, Richard Sullivan and Kristen Sickorez. If the Committee does not include the entire board of directors, it shall serve at the pleasure of the board of directors, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee.

     Subject to the express provisions of the 2000 Plan, the Committee has complete authority to: (i) determine when and to whom Benefits are granted and the type and amounts of Benefits; (ii) determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted; (iii) interpret and construe the 2000 Plan and any agreement ("Agreement") evidencing and describing a Benefit; (iv) prescribe, amend and rescind rules and regulations relating to the 2000 Plan; (v) determine the form and contents of all Agreements; (vi) determine all questions relating to Benefits under the 2000 Plan; and (vii) take any other action which it considers necessary or appropriate for the administration of the 2000 Plan and to carry out the purposes of the 2000 Plan.

     Except as required by Rule 16b-3 with respect to Benefits granted to persons who are subject to Section 16 of the Exchange Act (consisting of directors and officers), the Committee may delegate its authority to any employee, employees or committee.

Amendment, Termination and Change in Control.

The board of directors may amend the 2000 Plan at any time. The 2000 Plan has no fixed termination date and shall continue in effect until terminated by the board of directors.

The amendment or termination of the 2000 Plan will not adversely affect any Benefit granted prior to such amendment or termination. However, any Benefit may be modified or canceled by the Committee if and to the extent permitted by the 2000 Plan or Agreement or with the consent of the participant to whom such Benefit was granted.

In the event of a Change in Control, as defined below, the Committee may

          (a) provide for the purchase of any Benefit for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Benefit;

          (b) make such adjustment to the Benefits then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or

          (c) cause the Benefits then outstanding to be assumed, or new Benefits substituted therefor, by the surviving corporation in such change.

Additionally, upon a Change in Control:

          (a) all outstanding options shall become fully exercisable, except to the extent that the right to exercise the option is subject to restrictions established in connection with a stock appreciation right ("SAR") that is issued in tandem with the option;

          (b) all outstanding SARs shall become immediately payable, except to the extent that the right to exercise the SAR is subject to restrictions established in connection with an option that is issued in tandem with the SAR;

          (c) all shares of restricted stock shall become fully vested;

          (d) all performance shares shall be deemed to be fully earned and shall be paid out in such manner as determined by the Committee; and

          (e) all cash awards, other stock based awards and other Benefits shall become fully vested and/or earned and paid out in such manner as determined by the Committee.

"Change in Control" means: The occurrence of any of the following:

          (a) An acquisition of any Common Stock or other voting securities of the Company entitled to vote generally for the election of directors (the "Voting Securities") by any "Person" or "Group" (as each such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person or Group, as the case may be, has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange
     Act) of more than 20% of the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred, shares of Common Stock or Voting Securities that are acquired in a Non-Control Acquisition (as defined below) shall not constitute an acquisition which would cause a Change of Control. A "Non-Control Acquisition" shall mean an acquisition by (i) the Company, (ii) any Subsidiary or (iii) any employee benefit plan maintained by the Company or any Subsidiary, including a trust forming part of any such plan (an "Employee Benefit Plan");

          (b) When, during any 2-year period, individuals who, at the beginning of the 2-year period, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least 50% of the members of the Board; provided, however, that (i) if the election or nomination for election by the Company's shareholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes hereof, be deemed to be a member of the Incumbent Board; and (ii) no individual shall be deemed to be a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person or Group other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

          (c) The consummation of a merger, consolidation or reorganization involving the Company or any Subsidiary, unless the merger, consolidation or reorganization is a Non-Control Transaction. A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company or any Subsidiary where:

                    (A) the shareholders of the Company immediately prior to the merger, consolidation or reorganization own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Common Stock or Voting Securities, as the case may be, immediately prior to the merger, consolidation or reorganization,

                    (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

                    (C) no Person or Group, other than (1) the Company, (2) any
               Subsidiary, (3) any Employee Benefit Plan or (4) any other Person or Group who, immediately prior to the merger, consolidation or reorganization, had Beneficial Ownership of not less than 20% of the then outstanding Voting Securities or Common Stock, has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or common stock;

          (d) A complete liquidation or dissolution of the Company; or

          (e) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred solely because any Person or Group (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities or Common Stock of the Company as a result of an acquisition of Voting Securities or Common Stock by the Company which, by reducing the number of shares of Voting Securities or Common Stock then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change of Control would have occurred (but for the operation of this sentence) as a result of the acquisition of Voting Securities or Common Stock by the Company, and after such acquisition by the Company, the Subject Person becomes the beneficial owner of any additional shares of Voting Securities or Common Stock, which increases the percentage of the then outstanding shares of Voting Securities or Common Stock beneficially owned by the Subject Person, then a Change of Control shall be deemed to have occurred. In addition, notwithstanding the foregoing, the acquisition or ownership of any Common Stock or Voting Securities by Applied Digital Solutions, Inc. and its Affiliates (determined as if it was the Company) shall not cause or result in a Change of Control.

Eligibility for Benefits.

     Benefits may be awarded to individuals selected by the Committee. Benefits may be awarded only to employees, members of the board of directors, employees and owners of entities which are not affiliates but which have a direct or indirect ownership interest in an employer, individuals who, and employees and owners of entities which, are customers or suppliers of an employer, individuals who, and employees and owners of entities which, render services to an employer, and individuals who, and employees and owners of entities which, have ownership or business affiliations with any individual or entity previously described.

Types of Benefits.

     Under the 2000 Plan, the Committee may grant a number of different types of Benefits. A summary of the principal characteristics of various types of Benefits which may be granted is set forth below.

Stock Options.

     Two types of stock options may be granted under the 2000 Plan. Stock options intended to qualify for special tax treatment under Section 422 of the Code are referred to as "Incentive Stock Options," and options not intended to so qualify are referred to as "Non-Qualified Stock Options." In the case of Non-Qualified Stock Options, the option price shall be determined by the Committee but shall be no less than 85% of the fair market value of the shares of common stock on the date the option is granted, and, in the case of Incentive Stock Options, the price shall be determined by the Committee but shall be no less than the fair market value of the shares of Common Stock on the date the option is granted.

Other Options.

     The other terms of options shall be determined by the Committee. However, in the case of options intended to qualify as Incentive Stock Options, such terms must meet all requirements of Section 422 of the Code. Currently, such requirements are (i) the option must be granted within 10 years from the adoption of the 2000 Plan, (ii) the option may not have a term longer than 10 years, (iii) the option must be not transferable other than by will or the laws of descent and distribution and may be exercised only by the optionee during his/her lifetime, (iv) the maximum aggregate fair market value of common stock with respect to which such options are first exercisable by an optionee in any calendar year may not exceed $100,000; and (v) the option must be granted to an employee. In addition, if the optionee owns more than 10% of Atec's common stock or more than 10% of the total combined voting power of all classes of stock of any subsidiary, the option price must be at least 110% of fair market value of the shares of common stock on the date the option is granted, and the option may not have a term longer than five years.

     SARs. An SAR is the right to receive an amount equal to the appreciation in value of one share of common stock from the time the SAR is granted until the time the grantee elects to receive payment. Participants who elect to receive payment of SARs shall receive payment in cash, in common stock or in any combination of cash and common stock, as determined by the Committee. When SARs are granted in tandem with an Incentive Stock Option, the SARs must contain such terms and conditions as are necessary for the related option to qualify as an Incentive Stock Option. In addition, if SARs are granted in tandem with a stock option, the exercise of the option shall cause a correlative reduction in the SARs and the payment of SARs shall cause a correlative reduction in the shares under the option.

Restricted Stock.

     Restricted Stock is Common Stock which is subject to forfeiture until a period of time has elapsed or certain conditions have been fulfilled. Unless the Committee determines otherwise, shares of Restricted Stock shall be granted at a cost equal to par value (presently $0.01 per share). Certificates representing shares of Restricted Stock shall bear a legend referring to the 2000 Plan, noting the risk of forfeiture of the shares and stating that such shares are non-transferable until all restrictions have been satisfied and the legend has been removed. As of the date Restricted Stock is granted, the grantee shall be entitled to full voting and dividend rights with respect to all shares of such stock.

Performance  Shares.

     Performance Shares are the right to receive Common Stock or cash equal to the fair market value of the Common Stock at a future date in accordance with the terms of the grant. Generally, such right shall be based upon the attainment of targeted profit and/or other performance objectives.

Cash Awards.

     A Cash Award is a Benefit payable in cash. The maximum cash award that an individual who is subject to Section 16 of the Exchange Act may receive in any calendar year in the aggregate is the greater of $100,000 or 100% of his/her compensation (excluding any Cash Award) for such year.

Other Stock Based Awards.

     An Other Stock Based Award is an award that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

General Provisions Applicable to Benefits.

     Under the 2000 Plan, the following provisions are applicable to one or more types of Benefits.

Agreement and Terms of Benefits.

     The grant of any Benefit may be evidenced by an Agreement which describes the specific Benefit granted and the terms, conditions and provisions of, and restrictions relating to, such Benefit. Any Agreement shall contain such provisions as the Committee shall determine to be necessary, desirable and appropriate.

Transferability.

     Unless otherwise specified in an agreement or permitted by the Committee, each Benefit shall be non-transferable other than by will or the laws of descent and distribution and shall be exercisable during a participant's lifetime only by him/her.

Tandem Awards.

     Awards may be granted by the Committee in tandem. However, no Benefit may be granted in tandem with an Incentive Stock Option except SARs.

Payment.

     Upon the exercise of an option or in the case of any other Benefit that requires a payment to Atec, payment may be made either (i) in cash, including a so-called "cashless exercise," or (ii) with the consent of the Committee, (a) by the tender of shares of common stock having an aggregate fair market value equal to the amount due Atec, (b) in other property, (c) by the surrender of all or part of a Benefit (including the Benefit being exercised or acquired), or (d) by any combination of the foregoing.

Dividend Equivalents.

     Grants of Benefits in Common Stock or common stock equivalents may include dividend equivalent payments or dividend credit rights.

Deferral.

     The right to receive a Benefit may, upon the request of the request of the recipient, be deferred for such period and upon such conditions as the Committee may determine.

Withholding.

     At the time any Benefit is distributed under the 2000 Plan, Atec may withhold, in cash or in shares of Common Stock, from such distribution any amount necessary to satisfy income withholding requirements applicable to such distribution.

Limitation on Benefits.

     The number of shares covered by options where the purchase price is no less than fair market value on the date of grant plus SARs which may be granted to any one individual in any calendar year shall not exceed 500,000.

Restrictions on Shares.

     The Committee may require each person purchasing common stock pursuant to an option or receiving common stock pursuant to any other form of Benefit under the 2000 Plan to represent to and agree with Atec in writing that such person is acquiring the shares for investment and without a view to distribution or resale. In addition, shares issued under the 2000 Plan may be subject to restrictive agreements between Atec or a subsidiary and the participant. The Committee may require that a legend reflecting any restriction described above be placed on any certificate for shares.

U.S. Federal Tax Consequences of the 2000 Plan.

     The following is a summary of the U.S. federal income tax consequences of the 2000 Plan, based on current income tax laws, regulations and rulings.

Incentive Stock Options.

     Subject to the effect of the Alternative Minimum Tax, discussed below, an optionee does not recognize income on the grant of an Incentive Stock Option. If an optionee exercises an incentive Stock Option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optionee will not realize any income by reason of the exercise, and Atec will be allowed no deduction by reason of the grant or exercise. The optionee's basis in the shares acquired upon exercise will be the amount paid upon exercise. (See the discussion below for the tax consequences of the exercise of an option with stock already owned by the optionee.) Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, his/her gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of his/her gain or loss will be the difference between the amount realized on the disposition of the shares and his/her basis in the shares.

     If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise ("Early Disposition"), the optionee will realize ordinary income at the time of such Early Disposition which will equal the excess, if any, of the lesser of (i) the amount realized on the Early Disposition, or (ii) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. Atec will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of Early Disposition. If an optionee disposes of such shares for less than his/her basis in the shares, the difference between the amount realized and his/her basis will be a long-term or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

     The excess of the fair market value of the shares at the time the Incentive Stock Option is exercised over the exercise price for the shares is an item of tax preference ("Stock Option Preference").

Non-Qualified Stock Options.

     Non-Qualified Stock Options do not qualify for the special tax treatment accorded to Incentive Stock Options under the Code. Although an optionee does not recognize income at the time of the grant of the option, he recognizes ordinary income upon the exercise of a Non-Qualified Option in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and the amount of cash paid for the stock.

     As a result of the optionee's exercise of a Non-Qualified Stock Option, Atec will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. Atec's deduction will be taken in Atec's taxable year in which the option is exercised.

     The excess of the fair market value of the stock on the date of exercise of a Non-Qualified Stock Option over the exercise price is not a Stock Option Preference.

SARs.

     Recipients of SARs do not recognize income upon the grant of such rights. When a participant elects to receive payment of an SAR, he recognizes ordinary income in an amount equal to the cash and fair market value of shares of Common Stock received, and Atec is entitled to a deduction equal to such amount.

Restricted Stock; Performance Shares.

     Grantees of Restricted Stock and Performance Shares do not recognize income at the time of the grant of such stock. However, when shares of Restricted Stock become free from any restrictions or when Performance Shares are paid, grantees recognize ordinary income in an amount equal to the fair market value of the stock on the date all restrictions are satisfied, less, in the case of Restricted Stock, the amount paid for the Stock. Alternatively, the grantee of Restricted Stock may elect to recognize income upon the grant of the stock and not at the time the restrictions lapse, in which case the amount of income recognized will be the fair market value of the stock on the date of grant. Atec will be entitled to deduct as compensation the amount includible in the grantee's income in its taxable year in which the grantee recognizes the income.

Cash Awards.

     Cash Awards are taxable as ordinary income when received or constructively received by a participant. Atec is entitled to deduct the amount of a Cash Award when the award is taxable to the recipient.

Taxation of Preference Items.

     Section 55 of the Code imposes an Alternative Minimum Tax equal to the excess, if any, of (i) 26% of the optionee's "alternative minimum taxable income" up to $175,000 plus 28% of such income over $175,000 over (ii) his/her "regular" U.S. federal income tax. Alternative minimum taxable income is determined by adding the optionee's Stock Option Preference and any other items of tax preference to the optionee's adjusted gross income and then subtracting certain allowable deductions and an exemption amount. The exemption amount is $33,750 for single taxpayers, $45,000 for married taxpayers filing jointly and $22,500 for married taxpayers filing separately. However, these exemption amounts are phased out beginning at certain levels of alternative minimum taxable income.

Change of Control.

     If there is an acceleration of the vesting or payment of Benefits and/or an acceleration of the exercisability of stock options upon a Change of Control, all or a portion of the accelerated benefits may constitute "Excess Parachute Payments" under Section 280G of the Code. The employee receiving an Excess Parachute Payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the Change of Control, and Atec is not entitled to a deduction for such payment.

Limitation on Deduction.

     Section 162(m) of the Code provides that no deduction will be allowed for certain remuneration with respect to a covered employee to the extent such remuneration exceeds $1,000,000. Under the regulations interpreting Code Section 162(m), an employee is a covered employee if his/her compensation is required to be reported under the SEC's disclosure rules and he is employed as of the last day of the taxable year. Code Section 162(m) does not apply to: (a) compensation payable solely on account of the attainment of one or more performance goals if
(i) the goals are determined by a committee of two or more outside directors,
(ii) the material terms under which the remuneration will be paid, including the goals, is disclosed to shareholders and approved by a majority of the shareholders, and (iii) except in the case of SARs and certain stock options (as described below), the committee certifies that the goals have been met; and (b) compensation payable under a binding contract in effect on February 17, 1993 which is not thereafter modified in any material respect. Compensation arising from SARs and stock options where the price from which appreciation is calculated or exercise price, as the case may be, is no less than fair market value on the date of grant constitute compensation on amount of attainment of a performance goal as long as the shareholders approve the maximum number of shares per participant over a specific time period. The $1,000,000 limitation is reduced by any remuneration subject to such limitation for which a deduction is disallowed under the Change of Control provisions set forth above.

Summary Only.

     The foregoing statement is only a summary of the U.S. federal income tax consequences of the 2000 Plan and is based on Atec's understanding of present U.S. federal tax laws and regulations.

                            2000 FLEXIBLE STOCK PLAN

                                NEW PLAN BENEFITS

     The following table shows the stock option grants made, or to be made, under our current plan (to the extent currently known), to:

     o    each of the executive officers named in the table on page 9;

     o    all current executive officers, as a group;

     o    all current directors who are not executive officers, as a group; and

     o all employees, including all current officers who are not executive officers, as a group.

     Grants under the 2000 Plan are made at the discretion of our board of directors or Compensation Committee. Accordingly, future grants under the 2000 Plan are not yet determinable.

Name and Position                 Dollar Value ($)(1)   Number of Shares Subject
-----------------                 -------------------   ------------------------
                                                        to Options Granted
                                                        ------------------
--------------------------------------------------------------------------------
                                         -0-                      -0-
Surinder Rametra, CEO

Ashok Rametra, President, Treasurer      -0-                   1,000,000
and Director(2)


Executive Group(2 persons)(2)            -0-                   1,300,000

Non-Executive                            -0-                    800,000
Director Group(4 persons)(2)

Non-Executive Officer                    -0-                    750,000
Employee Group(5 persons)(3)
--------------------------------------------------------------------------------


(1) Amounts or benefits are not determinable. Reflects the benefits or amounts which would have been received by or allocated for the last completed fiscal year if the 2000 Plan had been in effect based on the closing price of $1.00 on the American Stock Exchange on November 27, 2000, minus the exercise price. Shares subject to an option with an option exercise price greater than $1.00 are considered to have zero dollar value.


(2) Stock Options shall vest annually over a three year period in three equal installments commencing on November 14, 2000 and ending on November 14, 2003.

(3) 150,000 Stock options granted to three employees shall vest annually over a five year period in five equal installments commencing November 14, 2000 and ending November 14, 2005. The balance of the options to two employees shall vest annually over a three year period in three equal installments commencing November 14, 2000 and ending on November 14, 2003.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF ATEC AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO.3.

                                 PROPOSAL NO. 4

                          RATIFICATION OF AN AMENDMENT
                       TO OUR CERTIFICATE OF INCORPORATION

     On November 14, 2000, resolutions were adopted at a special meeting of our board of directors acting pursuant to the General Corporation Law of the State of Delaware adopting resolutions subject to shareholder approval, amending our certificate of incorporation to increase the number of authorized shares of common stock $.01 par value per share, from 70 million to 100 million shares. The full text of the proposed amendment to our certificate of incorporation is attached to this proxy statement as Appendix C.

                   Proposal to Increase the Authorized Shares.

Authorized stock.

     Our current certificate of incorporation establishes the maximum number of shares of capital stock that we may issue without obtaining additional stockholder approval. This is called authorized stock, which is currently 70,000,000 shares of common stock. What is the difference between authorized stock and issued stock? Shares that have already been issued are referred to as "issued" or "issued and outstanding." The difference between the total number of authorized shares and the number of issued shares is the number of shares that we may issue in the future without amending our certificate of incorporation.

Rights to the newly authorized and issued shares.

     If approved, the shares will have the same rights and privileges as the currently issued and outstanding shares of our common stock. The rights and privileges of holders of our common stock are identical to the current issued and outstanding common stock.

Conditions to the increase in common stock.

    The increase in our common stock is conditioned upon the approval of the increase in common stock by the holders of a majority of the outstanding stock entitled to vote. If the proposed amendment is approved, the additional authorized shares would be available for issuance by the board of directors for any proper corporate purpose at any time without further stockholder approval except as otherwise required by applicable law or securities exchange listing rules. Except to issue common stock issuable pursuant to our 2000 Plan there is no other plan, proposal or arrangement at this time to issue additional shares of our common stock.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 4 TO BE IN THE BEST INTERESTS OF ATEC AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO. 4.

                                 PROPOSAL NO. 5

                 RATIFICATION OF COMPENSATION TO MEMBERS OF OUR
                  BOARD OF DIRECTORS AND EMPLOYEES PURSUANT TO
                  OUR RESOLUTIONS ADOPTED ON NOVEMBER 14, 2000

     On November 14, 2000, resolutions were adopted at a special meeting of our board of directors acting pursuant to the General Corporation Law of the State of Delaware, subject to shareholder approval. Pursuant to the resolutions we agreed to, among other things, that our non-employee directors receive $5,000 for attendance at each quarterly meeting of our board of directors plus $1,000 for attendance at each committee meeting.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 5 TO BE IN THE BEST INTERESTS OF ATEC AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO. 5.


                           FORWARD-LOOKING STATEMENTS

     This proxy statement contains "forward-looking" information, as that term is defined by the Federal securities laws, about our financial condition, results of operations and business. You can find many of these statements by looking for words such as "may," "will," "expect," "anticipate," "believe," "estimate," and similar words used in this proxy statement. These forward-looking statements are subject to numerous assumptions, risks and uncertainties that may cause our actual results to be materially different from any future results expressed or implied by us in those statements. The risks and uncertainties include those risks, uncertainties and risk factors identified, among other places, under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our annual report on Form 10- K for the year ended June 30, 2000. The most important factors that could prevent us from achieving our stated goals include, but are not limited to, the following:

o  operating and financial risks related to managing rapid growth,
o  integrating acquired businesses and sustaining operating cash flow;
o  potential fluctuation in quarterly results;
o  volatility of stock price;
o  rapid and significant changes in technology and markets;
o adverse changes in the regulatory or legislative environment affecting our business; and
o failure to complete the transactions described in this proxy statement timely or at all.

     Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution you not to place undue reliance on the statements, which speak only as of the date of this proxy statement. The cautionary statements contained or referred to in this section should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. We do not undertake any obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

                       WHERE YOU CAN FIND MORE INFORMATION

Government Filings.

     We file annual, quarterly and special reports and other information with the Securities and Exchange Commission. You may read and copy any document that we file: at the Commission's Public Reference Room, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; at the Commission's regional offices located at 7 World Trade Center, 13th Floor, New York, New York 10048, and at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and at the Commission's web site at http://www.sec.gov.

     Some locations may charge prescribed or modest fees for copies. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

     Atec is furnishing without charge to any stockholder entitled to vote at the annual meeting of stockholders to be held December 19, 2000, a copy of its annual report on form 10-K, including financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission for the fiscal year 2000. A full text of our report on form 10K is attached to this proxy statement as Appendix A.

                                  OTHER MATTERS

     Management does not intend to bring before the meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the meeting by others. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                     GENERAL

     Unless contrary instructions are indicated on the proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal Nos. 1, 2, 3, 4 and 5.

     The board of directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specification so made.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ATEC FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

Commack, New York
December 4, 2000

                                ATEC GROUP, INC.
          Annual Meeting of Stockholders -- Tuesday, December 19, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     By signing below you appoint Ashok Rametra with power of substitution, as proxy to represent you at the annual meeting of stockholders to be held at the Huntington Hilton, Melville, New York, on Tuesday, December 19, 2000 at 10:00 a.m. local time and at any adjournment thereof, and to vote the shares of stock you would be entitled to vote if personally present, as indicted on the reverse side of this proxy card.

     The shares represented by the proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR Proposal No. 1 for the election of Ashok Rametra, James J. Charles, Richard J. Sullivan, David A. Loppert, Scott Silverman and Kristen A. Sickorez as directors.

Please mark boxes in blue or black ink.

1.   Proposal No. 1 - Election of Directors.

     Nominees: Ashok Rametra, James J. Charles, Richard J. Sullivan, David A. Loppert, Scott Silverman and Kristen A. Sickorez

                                                   AUTHORITY
                    FOR                             withheld
                    all                            as to all
                  nominees                         nominees
                    /  /                             /  /



     For, except authority withheld as to the following nominee(s):

     -----------------------------------------------------------------

2. Proposal No. 2 for ratification of the selection of Weinick Sanders Leventhal & Co., LLP as the independent auditors of Atec.

          FOR                      AGAINST                         ABSTAIN
          /  /                      /  /                             /  /

3.   Proposal No. 3 to ratify and approve our 2000 Flexible Stock Plan.

          FOR                      AGAINST                         ABSTAIN
          /  /                      /  /                             /  /




4. Proposal No. 4 to ratify and approve an amendment to our certificate of incorporation to increase the number of authorized shares of common stock $.01 par value per share, from 70 million to 100 million shares.

          FOR                      AGAINST                         ABSTAIN
          /  /                      /  /                             /  /


5. Proposal No. 5 to ratify and approve compensation to members of the Board of Directors of Atec pursuant to our resolutions adopted on November 14, 2000.

          FOR                      AGAINST                         ABSTAIN
          /  /                      /  /                             /  /


6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     Please date, sign as name appears at left, and return promptly. If the stock is registered in the name of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee, or Guardian, please give full title. Please note any change in your address alongside the address as it appears in the Proxy.

Dated:
       -------------------
                                              ---------------------------
                                              (Signature)


                                              ---------------------------
                                              (Print Name)

SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Appendix A

                                ATEC GROUP, INC.
                                  ANNUAL REPORT

Form 10K filed with the Securities and Exchange Commission, dated September 28, 2000, incorporated by reference to this proxy and information statement.

Appendix B

                                ATEC GROUP, INC.
                            2000 FLEXIBLE STOCK PLAN

                                ATEC GROUP, INC.
                            2000 FLEXIBLE STOCK PLAN
                            ------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1. NAME AND PURPOSE                                                            3
   1.1. Name...................................................................3
   1.2. Purpose................................................................3

2. DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION                              3
   2.1. General Definitions....................................................4
        2.1.1.  Affiliate......................................................4
        2.1.2.  Agreement......................................................4
        2.1.3.  Benefit........................................................4
        2.1.4.  Board of directors.............................................4
        2.1.5.  Cash Award.....................................................4
        2.1.6.  Change of Control..............................................4
        2.1.7.  Code...........................................................6
        2.1.8.  Atec...........................................................6
        2.1.9.  Committee......................................................6
        2.1.10. common stock...................................................6
        2.1.11. Effective Date.................................................6
        2.1.12. Employee.......................................................6
        2.1.13. Employer.......................................................6
        2.1.14. Exchange Act...................................................6
        2.1.15. Fair Market Value..............................................7
        2.1.16. Fiscal Year....................................................7
        2.1.17. ISO............................................................7
        2.1.18. NQSO...........................................................7
        2.1.19. Option.........................................................7
        2.1.20. Other Stock Based Award........................................7
        2.1.21. Parent.........................................................8
        2.1.22. Participant....................................................8
        2.1.23. Performance Based Compensation.................................8
        2.1.24. Performance Share..............................................8
        2.1.25. Plan...........................................................8
        2.1.26. Reload Option..................................................8
        2.1.27. Restricted Stock...............................................8
        2.1.28. Rule 16b-3.....................................................8
        2.1.29. SEC............................................................9
        2.1.30. Share..........................................................9
        2.1.31. SAR............................................................9
        2.1.32. Subsidiary.....................................................9
   2.2. Other Definitions......................................................9
   2.3. Conflicts..............................................................9

3. COMMON STOCK                                                                9
   3.1. Number of Shares.......................................................9
   3.2. Reusage................................................................9
   3.3. Adjustments...........................................................10

4. ELIGIBILITY                                                                10
   4.1. Determined By Committee...............................................10

5. ADMINISTRATION 10
   5.1. Committee.............................................................10
   5.2. Authority.............................................................10
   5.3. Delegation............................................................11
   5.4. Determination.........................................................11

6. AMENDMENT                                                                  11
   6.1. Power of Board of directors...........................................11
   6.2. Limitation............................................................11

7. TERM AND TERMINATION                                                       12
   7.1. Term..................................................................12
   7.2. Termination...........................................................12

8. MODIFICATION OR TERMINATION OF BENEFITS                                    12
   8.1. General...............................................................12
   8.2. Committee's Right.....................................................12

9. CHANGE OF CONTROL                                                          12
   9.1. Vesting and Payment...................................................12
   9.2. Other Action..........................................................12

10. AGREEMENTS AND CERTAIN BENEFITS                                           13
    10.1. Grant Evidenced by Agreement........................................13
    10.2. Provisions of Agreement.............................................13
    10.3. Transferability.....................................................13

11. REPLACEMENT AND TANDEM AWARDS                                             13
    11.1. Replacement.........................................................13
    11.2. Tandem Awards.......................................................13

12. PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING                              13
    12.1. Payment.............................................................13
    12.2. Dividend Equivalents................................................14
    12.3. Deferral............................................................14
    12.4. Withholding.........................................................14

13. OPTIONS                                                                   14
    13.1. Types of Options....................................................14
    13.2. Grant of ISOs and Option Price......................................14
    13.3. Other Requirements for ISOs.........................................14
    13.4. NQSOs...............................................................15
    13.5. Determination by Committee..........................................15

14. SARS                                                                      15
    14.1. Grant and Payment...................................................15
    14.2. Grant of Tandem Award...............................................15
    14.3. ISO Tandem Award....................................................15
    14.4. Payment of Award....................................................15

15. ANNUAL LIMITATIONS                                                        15
    15.1. Limitation on Options and SARs......................................15
    15.2. Computations........................................................15

16. RESTRICTED STOCK AND PERFORMANCE SHARES                                   15
    16.1. Restricted Stock....................................................15
    16.2. Cost of Restricted Stock............................................16
    16.3. Non-Transferability.................................................16
    16.4. Performance Shares..................................................16
    16.5. Grant...............................................................16

17. CASH AWARDS                                                               16
    17.1. Grant...............................................................16
    17.2. Rule 16b-3..........................................................16
    17.3. Restrictions........................................................16

18. OTHER STOCK BASED AWARDS AND OTHER BENEFITS                               16
    18.1. Other Stock Based Awards............................................16
    18.2. Other Benefits......................................................17

19. MISCELLANEOUS PROVISIONS                                                  17
    19.1. Underscored References..............................................17
    19.2. Number and Gender...................................................17
    19.3. Unfunded Status of Plan.............................................17
    19.4. Termination of Employment...........................................17
    19.5. Designation of Beneficiary..........................................17
    19.6. Governing Law.......................................................17
    19.7. Purchase for Investment.............................................18
    19.8. No Employment Contract..............................................18
    19.9. No Effect on Other Benefits.........................................18

                                ATEC GROUP, INC.
                            2000 FLEXIBLE STOCK PLAN
                            ------------------------

NAME AND PURPOSE
----------------
                                      Name.
                                     -----
     The name of this Plan is the "ATEC Group, Inc. 2000 Flexible Stock Plan."

                                    Purpose.
                                    --------
     Atec has established this Plan to attract, retain, motivate and reward Employees and other individuals, to encourage ownership of Atec's common stock by Employees and other individuals, and to promote and further the best interests of Atec by granting cash and other awards. This Plan is intended to be "Broadly Based" (as such term is used for purposes of rules promulgated by The National Association of Securities Dealers).

DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION
----------------------------------------------

                              General Definitions.
                              --------------------
     The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

Affiliate.
----------
          A Parent or Subsidiary of Atec.

Agreement.
----------
          The document which evidences the grant of any Benefit under the Plan and which sets forth the Benefit and the terms, conditions and provisions of, and restrictions relating to, such Benefit.

Benefit.
--------
          Any benefit granted to a Participant under the Plan.

Board of directors.
-------------------
          The board of directors of Atec.

Cash Award.
-----------
          A Benefit payable in the form of cash.

Change of Control.
------------------
          The occurrence of any of the following:

               (a) An acquisition of any common stock or other voting securities of Atec entitled to vote generally for the election of directors (the "Voting Securities") by any "Person" or "Group" (as each such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person or Group, as the case may be, has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 20% of the then outstanding shares of common stock or the combined voting power of Atec's then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred, shares of common stock or Voting Securities that are acquired in a Non-Control Acquisition (as defined below) shall not constitute an acquisition which would cause a Change of Control. A "Non-Control Acquisition" shall mean an acquisition by
         (i) Atec, (ii) any Subsidiary or (iii) any employee benefit plan maintained by Atec or any Subsidiary, including a trust forming part of any such plan (an "Employee Benefit Plan");

               (b) When, during any 2-year period, individuals who, at the beginning of the 2-year period, constitute the Board of directors (the "Incumbent Board of directors"), cease for any reason to constitute at least 50% of the members of the Board of directors; provided, however, that (i) if the election or nomination for election by Atec's shareholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board of directors, such new director shall, for purposes hereof, be deemed to be a member of the Incumbent Board of directors; and (ii) no individual shall be deemed to be a member of the Incumbent Board of directors if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person or Group other than the Board of directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

               (c) The consummation of:

                   (i) a merger, consolidation or reorganization involving Atec or any Subsidiary, unless the merger, consolidation or reorganization is a Non-Control Transaction. A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of Atec or any Subsidiary where:

                       (A) the shareholders of Atec immediately prior to the
                   merger, consolidation or reorganization own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the common stock or Voting Securities, as the case may be, immediately prior to the merger, consolidation or reorganization,

                       (B) the individuals who were members of the Incumbent
                   Board of directors immediately prior to the execution of the agreement providing for the merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

                       (C) no Person or Group, other than (1) Atec, (2) any
                   Subsidiary, (3) any Employee Benefit Plan or (4) any other Person or Group who, immediately prior to the merger, consolidation or reorganization, had Beneficial Ownership of not less than 20% of the then outstanding Voting Securities or common stock, has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or common stock;

               (d) A complete liquidation or dissolution of Atec; or

               (e) The sale or other disposition of all or substantially all of the assets of Atec to any Person (other than a transfer to a Subsidiary).

     Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred solely because any Person or Group (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities or common stock of Atec as a result of an acquisition of Voting Securities or common stock by Atec which, by reducing the number of shares of Voting Securities or common stock then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change of Control would have occurred (but for the operation of this sentence) as a result of the acquisition of Voting Securities or common stock by Atec, and after such acquisition by Atec, the Subject Person becomes the beneficial owner of any additional shares of Voting Securities or common stock, which increases the percentage of the then outstanding shares of Voting Securities or common stock beneficially owned by the Subject Person, then a Change of Control shall be deemed to have occurred. In addition, notwithstanding the foregoing, the acquisition or ownership of any common stock or Voting Securities by Applied Digital Solutions, Inc. and its Affiliates (determined as if it was Atec) shall not cause or result in a Change of Control.

Code.
-----
          The Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

Atec.
-----
          ATEC Group, Inc.


Committee.
----------
          The Committee described in Section 0.

Common Stock.
-------------
          Atec's common stock which presently has a par value of $.01 per Share.

Effective Date.
---------------
          The date that the Plan is approved by the shareholders of Atec which must occur within one year before or after approval by the Board of directors. Any grants of Benefits prior to the approval by the shareholders of Atec shall be void if such approval is not obtained.

Employee.
---------
          Any person employed by the Employer.

Employer.
---------
          Atec and all Affiliates.

Exchange Act.
-------------
          The Securities Exchange Act of 1934, as amended.

Fair Market Value.
------------------
          The closing price of Shares on the Nasdaq National Market on a given date, or, in the absence of sales on a given date, the closing price on the Nasdaq National Market on the last day on which a sale occurred prior to such date.

Fiscal Year.
------------
          The taxable year of Atec which is the calendar year.

ISO.
----
          An Incentive Stock Option as defined in Section 422 of the Code.

NQSO.
-----
          A non-qualified stock Option, which is an Option that does not qualify as an ISO.

Option.
-------
          An option to purchase Shares granted under the Plan.

Other Stock Based Award.
------------------------
          An award under Section 18 that is valued in whole or in part by reference to, or otherwise based on, common stock.

Parent.
-------
          Any corporation (other than Atec or a Subsidiary) in an unbroken chain of corporations ending with Atec, if, at the time of the grant of an Option or other Benefit, each of the corporations (other than Atec) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Participant.
------------
          An individual who is granted a Benefit under the Plan. Benefits may be granted only to Employees, members of the Board of directors, employees and owners of entities which are not Affiliates but which have a direct or indirect ownership interest in an Employer or in which an Employer has a direct or indirect ownership interest, individuals who, and employees and owners of entities which, are customers and suppliers of an Employer, individuals who, and employees and owners of entities which, render services to an Employer, and individuals who, and employees and owners of entities, which have ownership or business affiliations with any individual or entity previously described.

Performance Based Compensation.
-------------------------------
          Compensation which meets the requirements of Section 162(m)(4)(C) of the Code.

Performance Share.
------------------
          A Share awarded to a Participant under Section 0 of the Plan.

Plan.
-----
          ATEC Group, Inc. 2000 Flexible Stock Plan and all amendments and supplements to it.

Reload Option.
--------------
          An Option to purchase the number of Shares used by a Participant to exercise an Option and to satisfy any withholding requirement incident to the exercise of such Option.

Restricted Stock.
-----------------
          Shares issued under Section 0 of the Plan.

Rule 16b-3.
-----------
          Rule 16b-3 promulgated by the SEC, as amended, or any successor rule in effect from time to time.

SEC.
----
          The Securities and Exchange Commission.

Share.
------
          A share of common stock.

SAR.
----
          A stock appreciation right, which is the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment.

Subsidiary.
-----------
          Any corporation, other than Atec, in an unbroken chain of corporations beginning with Atec if, at the time of grant of an Option or other Benefit, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                               Other Definitions.
                               ------------------
     In addition to the above definitions, certain words and phrases used in the Plan and any Agreement may be defined in other portions of the Plan or in such Agreement.

                                   Conflicts.
                                   ----------
     In the case of any conflict in the terms of the Plan relating to a Benefit, the provisions in the section of the Plan which specifically grants such Benefit shall control those in a different section. In the case of any conflict between the terms of the Plan relating to a Benefit and the terms of an Agreement relating to a Benefit, the terms of the Plan shall control.

COMMON STOCK
------------
                                Number of Shares.
                                -----------------
     The number of Shares which may be issued or sold or for which Options, SARs or Performance Shares may be granted under the Plan shall be 10,000,000 Shares, plus an annual increase, effective as of the first day of each calendar year, commencing with 2001, equal to 10% of the number of outstanding Shares as of the first day of such calendar year, but in no event more than 20,000,000 Shares in the aggregate. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both. The full number of Shares available may be used for any type of Option or other Benefit.

                                    Reusage.
                                    --------
     If an Option or SAR expires or is terminated, surrendered, or canceled without having been fully exercised, if Restricted Shares or Performance Shares are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Option or SAR, grant of Restricted Shares, Performance Shares or other grant, as the case may be, shall again be available for use under the Plan. Any Shares which are used as full or partial payment to Atec upon exercise of an Option or for any other Benefit that requires a payment to Atec shall be available for purposes of the Plan.

                                  Adjustments.
                                  ------------
     If there is any change in the common stock of Atec by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or otherwise, the number of SARs and number and class of shares available for Options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of Shares subject to outstanding Options, SARs, grants of Restricted Stock which are not vested, grants of Performance Shares which are not vested, and Other Stock Based Awards, and the price thereof, as applicable, shall be appropriately adjusted by the Committee.

ELIGIBILITY
-----------
                            Determined By Committee.
                            ------------------------
     The Participants and the Benefits they receive under the Plan shall be determined solely by the Committee. In making its determinations, the Committee shall consider past, present and expected future contributions of Participants and potential Participants to the Employer, including, without limitation, the performance of, or the refraining from the performance of, services. Unless specifically provided otherwise herein, all determinations of the Committee in connection with the Plan or an Agreement shall be made in its sole discretion.

ADMINISTRATION
--------------
                                   Committee.
                                   ----------
     The Plan shall be administered by the Committee. The Committee shall consist of the Board of directors, unless the Board of directors appoints a Committee of two or more but less than all of the Board of directors. If the Committee does not include the entire Board of directors, it shall serve at the pleasure of the Board of directors, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee made at a meeting at which a quorum is present shall be made by a majority of its members present at the meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

                                   Authority.
                                   ----------
     Subject to the terms of the Plan, the Committee shall have discretionary authority to:

          (a) determine the individuals to whom Benefits are granted, the type and amounts of Benefits to be granted and the date of issuance and duration of all such grants;

          (b) determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted;

          (c) interpret and construe the Plan and all Agreements;

          (d) prescribe, amend and rescind rules and regulations relating to the Plan;

          (e) determine the content and form of all Agreements;

          (f) determine all questions relating to Benefits under the Plan;

          (g) maintain accounts, records and ledgers relating to Benefits;

          (h) maintain records concerning its decisions and proceedings;

          (i) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable;

          (j) take, at any time, any action described in Section 9.1 or permitted by Section 9.2(a), irrespective of whether any Change of Control has occurred or is imminent;

          (k) determine, except to the extent otherwise provided in the Plan, whether and the extent to which Benefits under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Benefits are granted as the Committee determines to be necessary or appropriate to conform to such requirements; and

          (l) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and carry out the purposes of the Plan.

                                   Delegation.
                                   -----------
     Except as required by Rule 16b-3 with respect to grants of Options, Stock Appreciation Awards, Performance Shares, Other Stock Based Awards, or other Benefits to individuals who are subject to Section 0 of the Exchange Act or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to any Employee, Employees or committee.

                                 Determination.
                                 --------------
     All determinations of the Committee shall be final.

AMENDMENT
---------
                          Power of Board of directors.
                          ----------------------------
     Except as hereinafter provided, the Board of directors shall have the sole right and power to amend the Plan at any time and from time to time.

                                   Limitation.
                                   -----------
     The Board of directors may not amend the Plan, without approval of the shareholders of Atec:

          (a) in a manner which would cause Options which are intended to qualify as ISOs to fail to qualify;

          (b) in a manner which would cause the Plan to fail to meet the requirements of Rule 16b-3; or

          (c) in a manner which would violate applicable law.

TERM AND TERMINATION
--------------------
                                      Term.
                                      -----
     The Plan shall commence as of the Effective Date and, subject to the terms of the Plan, including those requiring approval by the shareholders of Atec and those limiting the period over which ISOs or any other Benefits may be granted, shall continue in full force and effect until terminated.

                                  Termination.
                                  ------------
     The Plan may be terminated at any time by the Board of directors.

MODIFICATION OR TERMINATION OF BENEFITS
---------------------------------------
                                    General.
                                    --------
     Subject to the provisions of Section 0, the amendment or termination of the Plan shall not adversely affect a Participant's right to any Benefit granted prior to such amendment or termination.

                               Committee's Right.
                               ------------------
     Any Benefit granted may be converted, modified, forfeited or canceled, in whole or in part, by the Committee if and to the extent permitted in the Plan or applicable Agreement or with the consent of the Participant to whom such Benefit was granted. Except as may be provided in an Agreement, the Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Benefit.

CHANGE OF CONTROL
-----------------
                              Vesting and Payment.
                              --------------------
     In the event of a Change of Control:

          (a) all outstanding Options shall become fully exercisable, except to the extent that the right to exercise the Option is subject to restrictions established in connection with an SAR that is issued in tandem with the Option;

          (b) all outstanding SARs shall become immediately payable, except to the extent that the right to exercise the SAR is subject to restrictions established in connection with an Option that is issued in tandem with the SAR;

          (c) all Shares of Restricted Stock shall become fully vested;

          (d) all Performance Shares shall be deemed to be fully earned and shall be paid out in such manner as determined by the Committee; and

          (e) all Cash Awards, Other Stock Based Awards and other Benefits shall become fully vested and/or earned and paid out in such manner as determined by the Committee.

                                  Other Action.
                                  -------------
     In the event of a Change of Control, the Committee, in its sole discretion, may, in addition to the provisions of Section 0 above and to the extent not inconsistent therewith:

          (a) provide for the purchase of any Benefit for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Benefit;

          (b) make such adjustment to the Benefits then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or

          (c) cause the Benefits then outstanding to be assumed, or new Benefits substituted therefor, by the surviving corporation in such change.

AGREEMENTS AND CERTAIN BENEFITS
-------------------------------
                          Grant Evidenced by Agreement.
                          -----------------------------
     The grant of any Benefit under the Plan may be evidenced by an Agreement which shall describe the specific Benefit granted and the terms and conditions of the Benefit. The granting of any Benefit shall be subject to, and conditioned upon, the recipient's execution of any Agreement required by the Committee. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan, and the Agreement shall be subject to all of the terms of the Plan.

                            Provisions of Agreement.
                            ------------------------
     Each Agreement shall contain such provisions that the Committee shall determine to be necessary, desirable and appropriate for the Benefit granted which may include, but not necessarily be limited to, the following with respect to any Benefit: description of the type of Benefit; the Benefit's duration; its transferability; if an Option, the exercise price, the exercise period and the person or persons who may exercise the Option; the effect upon such Benefit of the Participant's death, disability, changes of duties or termination of employment; the Benefit's conditions; when, if, and how any Benefit may be forfeited, converted into another Benefit, modified, exchanged for another Benefit, or replaced; and the restrictions on any Shares purchased or granted under the Plan.

                                Transferability.
                                ----------------
     Unless otherwise specified in an Agreement or permitted by the Committee, each Benefit granted shall be not transferable other than by will or the laws of descent and distribution and shall be exercisable during a Participant's lifetime only by him.

REPLACEMENT AND TANDEM AWARDS
-----------------------------
                                  Replacement.
                                  ------------
     The Committee may permit a Participant to elect to surrender a Benefit in exchange for a new Benefit.

                                 Tandem Awards.
                                 --------------
     Awards may be granted by the Committee in tandem. However, no Benefit may be granted in tandem with an ISO except SARs.

PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING
--------------------------------------------
                                    Payment.
                                    --------
     Upon the exercise of an Option or in the case of any other Benefit that requires a payment by a Participant to Atec, the amount due Atec is to be paid:

          (a) in cash, including by means of a so-called "cashless exercise" of an Option;

          (b) by the surrender of all or part of a Benefit (including the Benefit being exercised);

          (c) by the tender to Atec of Shares owned by the optionee and registered in his name having a Fair Market Value equal to the amount due to Atec;

          (d) in other property, rights and credits deemed acceptable by the Committee, including the Participant's promissory note;

          (e) by any combination of the payment methods specified in (a), (b),
     (c) and (d) above.

     Notwithstanding, the foregoing, any method of payment other than (a) may be used only with the consent of the Committee or if and to the extent so provided in an Agreement. The proceeds of the sale of Shares purchased pursuant to an Option and any payment to Atec for other Benefits shall be added to the general funds of Atec or to the Shares held in treasury, as the case may be, and used for the corporate purposes of Atec as the Board of directors shall determine.

                              Dividend Equivalents.
                              ---------------------
     Grants of Benefits in Shares or Share equivalents may include dividend equivalent payments or dividend credit rights.

                                    Deferral.
                                    ---------
     The right to receive any Benefit under the Plan may, at the request of the Participant, be deferred for such period and upon such terms as the Committee shall determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in Shares.

                                  Withholding.
                                  ------------
     Atec may, at the time any distribution is made under the Plan, whether in cash or in Shares, or at the time any Option is exercised, withhold from such distribution or Shares issuable upon the exercise of an Option, any amount necessary to satisfy federal, state and local income and/or other tax withholding requirements with respect to such distribution or exercise of such Options. The Committee or Atec may require a participant to tender to Atec cash and/or Shares in the amount necessary to comply with any such withholding requirements.

OPTIONS
-------
                                Types of Options.
                                -----------------
     It is intended that both ISOs and NQSOs, which may be Reload Options, may be granted by the Committee under the Plan.

                         Grant of ISOs and Option Price.
                         -------------------------------
     Each ISO must be granted to an Employee and granted within ten years from the earlier of the date of adoption by the Board of directors or the Effective Date. The purchase price for Shares under any ISO shall be no less than the Fair Market Value of the Shares at the time the Option is granted.

                          Other Requirements for ISOs.
                          ----------------------------
     The terms of each Option which is intended to qualify as an ISO shall meet all requirements of Section 422 of the Code.

                                     NQSOs.
                                     ------
     The terms of each NQSO shall provide that such Option will not be treated as an ISO. The purchase price for Shares under any NQSO shall be no less than 85% of the Fair Market Value of the Shares at the time the Option is granted.

                           Determination by Committee.
                           ---------------------------
     Except as otherwise provided in Section 0 through Section 0, the terms of all Options shall be determined by the Committee.

SARS
----
                               Grant and Payment.
                               ------------------
     The Committee may grant SARs. Upon electing to receive payment of a SAR, a Participant shall receive payment in cash, in Shares, or in any combination of cash and Shares, as the Committee shall determine.

                             Grant of Tandem Award.
                             ----------------------
     The Committee may grant SARs in tandem with an Option, in which case: the exercise of the Option shall cause a correlative reduction in SARs standing to a Participant's credit which were granted in tandem with the Option; and the payment of SARs shall cause a correlative reduction of the Shares under such Option.

                                ISO Tandem Award.
                                -----------------
     When SARs are granted in tandem with an ISO, the SARs shall have such terms and conditions as shall be required for the ISO to qualify as an ISO.

                                Payment of Award.
                                -----------------
     SARs shall be paid by Atec to a Participant, to the extent payment is elected by the Participant (and is otherwise due and payable), as soon as practicable after the date on which such election is made.

ANNUAL LIMITATIONS
------------------
                         Limitation on Options and SARs.
                         -------------------------------
     The number of (a) Shares covered by Options where the purchase price is no less than the Fair Market Value of the Shares on the date of grant plus (b) SARs which may be granted to any Participant in any Fiscal Year shall not exceed 5,000,000.

                                  Computations.
                                  -------------
     For purposes of Section 0: Shares covered by an Option that is canceled shall count against the maximum, and, if the exercise price under an Option is reduced, the transaction shall be treated as a cancellation of the Option and a grant of a new Option; and SARs covered by a grant of SARs that is canceled shall count against the maximum, and, if the Fair Market Value of a Share on which the appreciation under a grant of SARs will be calculated is reduced, the transaction will be treated as a cancellation of the SARs and the grant of a new grant of SARs.

RESTRICTED STOCK AND PERFORMANCE SHARES
---------------------------------------
                                Restricted Stock.
                                -----------------
     The Committee may grant Benefits in Shares available under Section 0 of the Plan as Restricted Stock. Shares of Restricted Stock shall be issued and delivered at the time of the grant or as otherwise determined by the Committee, but shall be subject to forfeiture until provided otherwise in the applicable Agreement or the Plan. Each certificate representing Shares of Restricted Stock shall bear a legend referring to the Plan and the risk of forfeiture of the Shares and stating that such Shares are nontransferable until all restrictions have been satisfied and the legend has been removed. At the discretion of the Committee, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant.

                            Cost of Restricted Stock.
                            -------------------------
     Unless otherwise determined by the Committee, grants of Shares of Restricted Stock shall be made at a per Share cost to the Participant equal to par value.

                              Non-Transferability.
                              --------------------
     Shares of Restricted Stock shall not be transferable until after the removal of the legend with respect to such Shares.

                               Performance Shares.
                               -------------------
     Performance Shares are the right of an individual to whom a grant of such Shares is made to receive Shares or cash equal to the Fair Market Value of such Shares at a future date in accordance with the terms and conditions of such grant. The terms and conditions shall be determined by the Committee, in its sole discretion, but generally are expected to be based substantially upon the attainment of targeted profit and/or performance objectives.

                                     Grant.
                                     ------
     The Committee may grant an award of Performance Shares. The number of Performance Shares and the terms and conditions of the grant shall be set forth in the applicable Agreement.

CASH AWARDS
-----------
                                     Grant.
                                     ------
     The Committee may grant Cash Awards at such times and (subject to Section
0) in such amounts as it deems appropriate.

                                   Rule 16b-3.
                                   -----------
     The amount of any Cash Award in any Fiscal Year to any Participant who is subject to Section 0 of the Exchange Act shall not exceed the greater of $100,000 or 100% of his cash compensation (excluding any Cash Award under this Section 0) for such Fiscal Year.

                                  Restrictions.
                                  -------------
     Cash Awards may be subject or not subject to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both.

OTHER STOCK BASED AWARDS AND OTHER BENEFITS
-------------------------------------------
                            Other Stock Based Awards.
                            -------------------------
     The Committee shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the common stock, and the grant of securities convertible into Shares.

                                 Other Benefits.
                                 ---------------
     The Committee shall have the right to provide types of Benefits under the Plan in addition to those specifically listed, if the Committee believes that such Benefits would further the purposes for which the Plan was established.

MISCELLANEOUS PROVISIONS
------------------------
                             Underscored References.
                             -----------------------
     The underscored references contained in the Plan are included only for convenience, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

                               Number and Gender.
                               ------------------
     The masculine and neuter, wherever used in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

                            Unfunded Status of Plan.
                            ------------------------
     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by Atec, nothing contained herein shall give any rights that are greater than those of a general creditor of Atec. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

                           Termination of Employment.
                           --------------------------
     If the employment of a Participant by Atec terminates for any reason, except as otherwise provided in an Agreement, all unexercised, deferred, and unpaid Benefits may be exercisable or paid only in accordance with rules established by the Committee. These rules may provide, as the Committee may deem appropriate, for the expiration, forfeiture, continuation, or acceleration of the vesting of all or part of the Benefits.

                           Designation of Beneficiary.
                           ---------------------------
     A Participant may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee may from time to time prescribe) to exercise, in the event of the death of the Participant, an Option, or to receive, in such event, any Benefits. The Committee reserves the right to review and approve beneficiary designations. A Participant may from time to time revoke or change any such designation of beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to exercise any Option or to receive any Benefit, the Committee may determine to recognize only an exercise by the legal representative of the recipient, in which case Atec, the Committee and the members thereof shall not be under any further liability to anyone.

                                 Governing Law.
                                 --------------
     This Plan shall be construed and administered in accordance with the laws of the State of Delaware.

                            Purchase for Investment.
                            ------------------------
     The Committee may require each person purchasing Shares pursuant to an Option or other award under the Plan to represent to and agree with Atec in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

                             No Employment Contract.
                             -----------------------
     Neither the adoption of the Plan nor any Benefit granted hereunder shall confer upon any Employee any right to continued employment nor shall the Plan or any Benefit interfere in any way with the right of the Employer to terminate the employment of any of its Employees at any time.

                          No Effect on Other Benefits.
                          ----------------------------
     The receipt of Benefits under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Employer, under another plan or otherwise, or preclude a Participant from receiving any such benefits.

Appendix C

                                ATEC GROUP, INC.
             PROPOSED AMENDMENT TO ITS CERTIFICATE OF INCORPORATION

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                ATEC GROUP, INC.

     ATEC GROUP, INC. (the "Corporation"), a Corporation organized and existing under and by virtue of the General Corporation law of the State of Delaware, does hereby certify:

     1. The name of the corporation is ATEC GROUP, INC.

     2. The certificate of incorporation of the Corporation is hereby amended by striking out Article Fourth thereof and by substituting in lieu of said Article the following new Article:

     FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one hundred and ten million (110,000,000), which shall consist of: (i) one hundred million (100,000,000) shares of common stock, $.01 par value per share, and (ii) ten million (10,000,000) shares of preferred stock, $.01 par value per share.

     3. The remainder of Article Fourth shall remain intact.

     4. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Executed on this       day of ___________, 2000.


                                          ------------------------------------
                                          Ashok Rametra, President

Appendix D

                                ATEC GROUP, INC.
                             AUDIT COMMITTEE CHARTER
                                 ATEC GROUP, INC
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                             AUDIT COMMITTEE CHARTER

                                  Organization
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There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

          o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

          o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.



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          o Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

            Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

          o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

          o Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

          o Review accounting and financial human resources and succession planning within the company.

          o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

          o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.